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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K



             Current Report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         COMMISSION FILE NUMBER 0-6050

                            POWELL INDUSTRIES, INC.
-------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

                                 DATE OF REPORT
                                  May 29, 2002
                       (Date of earliest event reported)


             NEVADA                                            88-0106100
  --------------------------------------                   --------------------
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                             Identification No.)




  8550 Mosley Drive, Houston, Texas                             77075-1180
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (713) 944-6900


                         ------------------------------


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 23, 2002, Powell Industries, Inc. (the "Company") decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent public accountants for the year ending October 31, 2002, in accordance with the recommendation of the Board of Directors and its Audit Committee.

         Andersen's report on the Company's financial statements for the two fiscal years ended October 31, 2000, and October 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two fiscal years ended October 31, 2000, and October 31,2001, and the subsequent interim periods preceding the decision to change independent public accountants, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the Company's consolidated financial statements for such years. There were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. A letter from Andersen dated May 23, 2002, stating its agreement with these statements is attached as Exhibit 16.1.

         In the years ended October 31, 2000 and October 31, 2001, and through the date hereof, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not Applicable
         (b)  Not Applicable
         (c)  Exhibits


                 Exhibit No.                     Description
                 -----------                     -----------

                     16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

                     99.1           Press Release dated May 29, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      POWELL INDUSTRIES, INC.
                                      (Registrant)


                                      /s/ Don R. Madison
                                      ------------------------------------------
                                      Don R. Madison
                                      Vice President/Treasurer/
                                      Chief Financial Officer
                                      Principal Financial and Accounting Officer

Date: May 29, 2002



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                                 EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

  16.1          -- Letter of Arthur Andersen LLP regarding change in
                   certifying accountant.

  99.1          -- Press Release dated May 29, 2002.